UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2017

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36436	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Deckers Outdoor Corporation (the “Company”), adopted the following compensation awards for certain members of the Company’s senior management team, including the Company’s named executive officers:

•	FY 2018 Management Incentive Plan;

•	FY 2018 Annual Performance-Based RSU Awards;

•	FY 2018 Annual Time-Based RSU Awards; and

•	FY 2018 Long-Term Performance Stock Option Awards (collectively, the “FY 2018 Compensation Awards”)

Each of the FY 2018 Compensation Awards was granted pursuant to the Company’s 2015 Stock Incentive Plan (the “2015 Plan”). In approving the FY 2018 Compensation Awards, the Compensation Committee worked closely with its independent compensation consultant, and the Compensation Committee believes the awards collectively support the Company’s compensation philosophy and objectives, as well as the interests of the Company’s stockholders.

Additional information about each of the FY 2018 Compensation Awards is set forth under separate headings below.

FY 2018 Management Incentive Plan

The Compensation Committee adopted a management incentive plan (the “FY 2018 Management Incentive Plan”) that will be utilized to calculate the cash incentive compensation that may become payable with respect to the fiscal year ending March 31, 2018 (the “Performance Period”). The FY 2018 Management Incentive Plan is designed to reflect the Company’s pay-for-performance philosophy by aligning the payment of cash incentive compensation with the Company’s achievement of financial performance criteria that is closely aligned with the Company’s business and strategic objectives.

Cash incentive compensation may be earned under the FY 2018 Management Incentive Plan based on the Company’s achievement with respect to a number of financial performance targets that have been established by the Compensation Committee, which, for the named executive officers, relate to “consolidated operating income”, “business unit operating income” and “business unit revenue” (collectively, the “Cash Incentive Performance Measures”). The specific Cash Incentive Performance Measures applicable to each participant, and the relative weighting of each of the Cash Incentive Performance Measures for each participant, were established by the Compensation Committee by reference to their respective titles and responsibilities, as well as the Compensation Committee’s assessment of their respective ability to impact the Company’s achievement of the specified Cash Incentive Performance Measures.

The Compensation Committee has established “threshold”, “target” and “maximum” amounts for each of the Cash Incentive Performance Measures as follows:

•	If the “threshold” level of a Cash Incentive Performance Measure is achieved, participants will earn 50% of the target cash incentive payment that relates to that Cash Incentive Performance Measure.

•	If the “target” level of a Cash Incentive Performance Measure is achieved, participants will earn 100% of the target cash incentive payment that relates to that Cash Incentive Performance Measure.

•	If the “maximum” level of a Cash Incentive Performance Measure is achieved, participants will earn 200% of the target cash incentive payment that relates to that Cash Incentive Performance Measure.

To the extent the Company’s achievement with respect to a Cash Incentive Performance Measure is between the “threshold” amount and the “target” amount, or between the “target” amount and the “maximum” amount, the cash incentive compensation will be calculated based on a pre-established sliding payout scale. No cash incentive compensation will be payable under the FY 2018 Management Incentive Plan with respect to a particular Cash Incentive Performance Measure to the extent the Company fails to achieve the “threshold” level of performance for that Cash

Incentive Performance Measure. In addition, regardless of the level of performance with respect to the other Cash Incentive Performance Measures (to the extent relevant to a participant), no cash incentive compensation will be payable to any participant unless both a minimum “consolidated operating income” gate and a minimum “consolidated revenue” gate are achieved.

The determination of the level of the Company’s achievement with respect to the Cash Incentive Performance Measures will be made by the Compensation Committee based on the audited financial statements of the Company relating to the Performance Period, subject to certain adjustments agreed upon by the Compensation Committee.

The target cash incentive payment amount for the named executive officers is set as a percentage of the participant’s base salary as determined by the Compensation Committee. The current base salary, “target” cash incentive percentage, and resulting “target” cash incentive compensation amount for each of the named executive officers is set forth opposite their respective names in the table below:

Named Executive Officer	2018 Base Salary	“Target” Percentage	“Target” Cash Incentive
David Powers	$950,000	125%	$1,187,500
Thomas A. George	$575,000	75%	$431,250
David E. Lafitte	$620,000	75%	$465,000
Stefano Caroti	$550,000	75%	$412,500
Andrea O’Donnell	$500,000	75%	$375,000

The foregoing summary of the terms of the FY 2018 Management Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the Management Incentive Plan, the form of which was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015.

FY 2018 Restricted Stock Unit Awards

FY 2018 Annual Performance-Based RSU Awards

The Compensation Committee approved the issuance of performance-based restricted stock unit awards (the “FY 2018 Annual Performance-Based RSUs”). The FY 2018 Annual Performance-Based RSUs are designed to correlate the realization of value from the vesting of performance-based equity awards with the achievement of pre-established Company goals that the Compensation Committee believes are important to the Company’s short-term financial objectives, while also providing a retention component through additional time-based vesting.

The FY 2018 Annual Performance-Based RSUs shall vest (i) upon achieving an “earnings per share” target that has been established by the Compensation Committee for the fiscal year ending March 31, 2018 (the “Performance-Based RSU Measure”), and (ii) in three equal tranches over three consecutive annual periods, with the first tranche vesting on August 15, 2018 and the last tranche vesting on August 15, 2020. The specific terms of the FY 2018 Annual Performance-Based RSUs will be set forth in separate Stock Unit Award Agreements (the “FY 2018 Annual Performance-Based RSU Agreements”) the form of which has been approved by the Compensation Committee.

The Compensation Committee has established “threshold” and “target” amounts for the Performance-Based RSU Measure as follows:

•	If the “threshold” level of the Performance-Based RSU Measure is achieved, the FY 2018 Annual Performance-Based RSUs may vest with respect to 50% of the underlying shares.

•	If the “target” level of the Performance-Based RSU Measure is achieved, the FY 2018 Annual Performance-Based RSUs may vest with respect to 100% of the underlying shares.

To the extent the Company’s achievement with respect to the Performance-Based RSU Measure is between the “threshold” amount and the “target” amount, the number of shares that may vest will be calculated based on a pre-established sliding vesting scale. No vesting of any FY 2018 Annual Performance-Based RSUs will occur if the “threshold” level for the Performance-Based RSU Measure is not achieved. If it is determined that the “threshold” level for the Performance-Based RSU Measure has been achieved, the FY 2018 Annual Performance-Based RSUs will be subject to additional time-based vesting requirements as described above.

The determination of the Company's performance relative to the Performance-Based RSU Measure will be made by the Compensation Committee based on the audited financial statements of the Company for the Performance Period, subject to certain adjustments agreed upon by the Compensation Committee.

FY 2018 Annual Time-Based RSU Awards

The Compensation Committee approved the issuance of time-based restricted stock unit awards (the “FY 2018 Annual Time-Based RSUs”, and together with the FY 2018 Annual Performance-Based RSUs, the "FY 2018 RSU Awards"). The FY 2018 Annual Time-Based RSUs are designed to promote the retention of recipients through time-based vesting, while serving to further align the interests of recipients with those of the Company’s stockholders by providing additional compensation that is correlated to the value of the Company’s common stock.

The FY 2018 Annual Time-Based RSUs shall vest in three equal tranches over three consecutive annual periods, with the first tranche vesting on August 15, 2018 and the last tranche vesting on August 15, 2020. The specific terms of the FY 2018 Annual Time-Based RSUs will be set forth in separate Stock Unit Award Agreements (the “FY 2018 Annual Time-Based RSU Agreements”, and together with the FY 2018 Annual Performance-Based RSU Agreements, the “RSU Agreements”) the form of which has been approved by the Compensation Committee.

Terms Applicable to FY 2018 RSU Awards

Pursuant to each FY 2018 RSU Award, the recipient will receive a specified maximum number of restricted stock units, each of which will represent the right to receive one share of the Company’s common stock.

The recipient of a FY 2018 RSU Award must provide “Continuous Service” (as defined in the applicable RSU Agreement) through the applicable vesting date, subject to certain exceptions as described in the RSU Agreements.

Pursuant to the "double trigger" vesting provisions set forth in the RSU Agreements, the vesting of each of the FY 2018 RSU Awards will be accelerated in full in the event of a “Corporate Transaction” (as defined in the 2015 Plan) if the acquiring or successor entity in the Corporate Transaction provides for the continuance or assumption of the RSU Agreements, or the substitution for the RSU Agreements of new agreements of comparable value covering shares of a successor entity, and the recipient is terminated by the acquiring entity under specified circumstances following the Corporate Transaction. In addition, the vesting of the FY 2018 RSU Awards will be accelerated in full if the acquiring or successor entity in the Corporate Transaction does not agree to provide for the continuance or assumption of the RSU Agreements, or the substitution for the RSU Agreements of new agreements of comparable value covering shares of the successor entity.

 Summary of FY 2018 RSU Awards

The Compensation Committee granted FY 2018 RSU Awards to each of the following named executive officers, reflecting the number of restricted stock units and dollar values (calculated based upon the closing price of the Company’s common stock on the grant date) set forth opposite their respective names in the table below:

Named Executive Officer	FY 2018 Annual Performance-Based RSU Awards	FY 2018 Annual Time-Based RSU Awards
David Powers	8,659 units $600,000	8,659 units $600,000
Thomas A. George	2,453 units $170,000	2,453 units $170,000
David E. Lafitte	2,598 units $180,000	2,598 units $180,000
Stefano Caroti	2,381 units $165,000	2,381 units $165,000
Andrea O’Donnell	1,804 units $125,000	1,804 units $125,000

The foregoing summaries of the terms of the FY 2018 RSU Awards do not purport to be complete and are qualified in their entirety by the terms of the RSU Agreements, the forms of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2017.

FY 2018 Long-Term Performance Stock Option Awards

The Compensation Committee approved the issuance of performance-based, non-qualified stock options (the “FY 2018 Performance Stock Options”). The FY 2018 Performance Stock Options are designed to correlate the realization of value from the vesting of performance-based equity awards with the achievement of a pre-established financial performance metric that the Compensation Committee believes is important to the Company’s long-term growth and success. They are also intended to further align the value that may be realized by recipients with stockholder value, since the FY 2018 Performance Stock Options are granted with an exercise price equal to fair market value on the grant date and only have value to the recipient to the extent the value of the Company’s stock price goes up over time.

The FY 2018 Performance Stock Options shall vest as to 100% of the underlying shares upon achieving a “pre-tax income” target that has been established by the Compensation Committee for the fiscal year ending March 31, 2020 (the “Option Performance Measure”). The specific terms of the FY 2018 Performance Stock Options will be set forth in separate FY 2018 Long-Term Performance Stock Option Agreements (each, a “Performance Option Agreement”) the form of which has been approved by the Compensation Committee.

Pursuant to the FY 2018 Performance Stock Options, each recipient will be granted an option to purchase a specified number of shares of the Company’s common stock at a fixed exercise price per share, determined based on the closing price of the Company’s common stock on the grant date.

No vesting of any of the FY 2018 Performance Stock Options will occur if the “target” level for the Option Performance Measure is not achieved.

The determination of the Company's performance relative to the Option Performance Measure will be made by the Compensation Committee based on the audited financial statements of the Company for the fiscal year ending March 31, 2020, subject to certain adjustments agreed upon by the Compensation Committee.

The FY 2018 Performance Stock Options expire seven years following the grant date. The recipient of a FY 2018 Performance Stock Option must provide “Continuous Service” (as defined in the Performance Option Agreement) through March 31, 2020, subject to certain exceptions as described in the Performance Option Agreement.

Pursuant to the "double trigger" vesting provisions set forth in the Performance Option Agreement, the vesting of each FY 2018 Performance Stock Option will be accelerated in full in the event of a Corporate Transaction if the acquiring or successor entity in the Corporate Transaction provides for the continuance or assumption of the Performance Option Agreement, or the substitution for the Performance Option Agreement of a new agreement of comparable value covering shares of a successor entity, and the recipient is terminated by the acquiring entity under specified circumstances following the Corporate Transaction. In addition, the vesting of each FY 2018 Performance Stock Option will be accelerated in full if the acquiring or successor entity in the Corporate Transaction does not agree to provide for the continuance or assumption of the Performance Option Agreement, or the substitution for the Performance Option Agreement of a new agreement of comparable value covering shares of the successor entity.

 The Compensation Committee granted FY 2018 Performance Stock Options to each of the following named executive officers, reflecting the number of underlying shares, exercise price per share, and performance-based vesting conditions set forth opposite their respective names in the table below:

Named Executive Officer	Number of Shares	Exercise Price Per Share	Performance-Based Vesting
David Powers	71,914	$69.29	Pre-Tax Income for FY 2020
Thomas A. George	20,376	$69.29	Pre-Tax Income for FY 2020
David E. Lafitte	21,574	$69.29	Pre-Tax Income for FY 2020
Stefano Caroti	19,776	$69.29	Pre-Tax Income for FY 2020
Andrea O’Donnell	14,982	$69.29	Pre-Tax Income for FY 2020

The foregoing summary of the terms of the FY 2018 Performance Stock Options does not purport to be complete and is qualified in its entirety by the terms of the Performance Option Agreement, the form of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017

Deckers Outdoor Corporation
/s/ Thomas A. George
Thomas A. George, Chief Financial Officer